UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2006

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 WINKS LANE, BENSALEM, PA 19020
(Address of principal executive offices) (Zip Code)

(215) 245-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 25, 2006 we issued a press release reporting that we are scheduled to participate in the Susquehanna International Group’s Second Annual Consumer Focus Forum on Thursday, October 26, 2006, at 10:20 a.m., Eastern time.

The press release and a copy of our slide presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report on Form 8-K.

Our presentation will contain certain forward-looking statements concerning our operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to implement our business plan for entry into the outlet store distribution channel; failure to implement our business plan for increased profitability and growth in our retail stores and direct-to-consumer segments; failure to successfully implement expansion of our Cacique brand through new store formats; failure to successfully implement our integration of the operations of, and our business plan for, Crosstown Traders, Inc.; adverse changes in costs vital to catalog operations, such as postage, paper, and acquisition of prospects; declining response rates to catalog offerings; failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business; changes in, or miscalculation of, fashion trends; extreme or unseasonable weather conditions; economic downturns; escalation of energy costs; a weakness in overall consumer demand; failure to find suitable store locations; our ability to hire and train associates; trade and security restrictions and political or financial instability in countries where our goods are manufactured; the interruption of merchandise flow from our centralized distribution facilities; competitive pressures; and the adverse effects of natural disasters, as well as war, acts of terrorism or other armed conflict, or the threat of either, on the United States and international economies. These, and other risks and uncertainties, are detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended January 28, 2006 and our other filings with the Securities and Exchange Commission. We assume no duty to update or revise our forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibits attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Charming Shoppes, Inc. press release dated October 25, 2006.

99.2	Charming Shoppes, Inc. slide presentation for the Susquehanna International Group’s Second Annual Consumer Focus Forum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: October 25, 2006	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Charming Shoppes, Inc. press release dated October 25, 2006.

99.2	Charming Shoppes, Inc. slide presentation for the Susquehanna International Group’s Second Annual Consumer Focus Forum.